UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      *****

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   April 29, 2003


                              Crompton Corporation
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-30270                        52-2183153
         --------                   -------                        ----------
(State or other Jurisdiction  (Commission File Number)          (IRS Employer
      of Incorporation)                                   Identification Number)


         199 Benson Road, Middlebury, Connecticut                      06749
         ----------------------------------------                      -----
         (Address of Principal Executive Offices)                    (Zip Code)


                                 (203) 573-2000
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  *        *        *

         (c) Exhibits.

                  Exhibit Number            Exhibit Description
                  --------------            --------------------

                         99.1               Press Release Dated April 29, 2003

Items 9 and 12.  Regulation FD Disclosure and Disclosure of Results of
                 Operations and Financial Condition
                 ------------------------------------------------------

         On April 29, 2003, Crompton Corporation announced its financial results for the first quarter of 2003. A copy of the press release is attached as an exhibit hereto, which is incorporated herein by reference.

         In accordance with General Instruction B.6. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                     Crompton Corporation
                                     --------------------
                                          (Registrant)

                                     By:       /s/Barry J. Shainman
                                               --------------------
                                     Name:      Barry J. Shainman
                                     Title:     Secretary
Date:    April 29, 2003

Exhibit Index

         Exhibit Number                     Exhibit Description

                99.1                        Press Release Dated April 29, 2003